UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 23, 2026
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Nasdaq, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38855	52-1165937
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

151 W. 42nd Street,	New York,	New York	10036
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: +1 212 401 8700
No change since last report
(Former Name or Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NDAQ	The Nasdaq Stock Market
Common Stock, $0.01 par value per share	NDAQ	Nasdaq Texas, LLC
4.500% Senior Notes due 2032	NDAQ32	The Nasdaq Stock Market
0.900% Senior Notes due 2033	NDAQ33	The Nasdaq Stock Market
0.875% Senior Notes due 2030	NDAQ30	The Nasdaq Stock Market
1.75% Senior Notes due 2029	NDAQ29	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or in Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.          Results of Operations and Financial Condition.
On July 23, 2026, Nasdaq, Inc. (“Nasdaq”) issued a press release providing financial results for the second quarter of 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 7.01.          Regulation FD Disclosure.
On July 23, 2026, Nasdaq posted slides to be used in its earnings presentation for the second quarter of 2026 on its website at http://ir.nasdaq.com.
Item 8.01.          Other Events.
On July 23, 2026, Nasdaq issued a press release announcing the declaration of a quarterly cash dividend. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
No.	Exhibit Description
99.1	Press release dated July 23, 2026 relating to financial results for the second quarter of 2026.
99.2	Press release dated July 23, 2026 relating to the declaration of a quarterly cash dividend.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL
The information set forth under “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01
Regulation FD Disclosure” is intended to be furnished pursuant to Item 2.02 and Item 7.01, respectively. Such information, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of
1934, as amended, nor shall it be deemed incorporated by reference into any of Nasdaq’s filings under the Securities
Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2026	Nasdaq, Inc.
	By:	/s/ John A. Zecca
	Name :	John A. Zecca
	Title:	Executive Vice President and Chief Legal